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                                                                   EXHIBIT 10.57

                                                                  EXECUTION COPY

                              COMMITMENT AGREEMENT

         This Commitment Agreement (this "Agreement"), dated as of February 23, 2004, is entered into by and among Oglebay Norton Company, an Ohio corporation (the "Company"), holders of Subordinated Notes (as defined herein) signatories hereto and any other holders of Subordinated Notes that become a party hereto (each, a "Noteholder" and, collectively, the "Noteholders") and certain third party accredited investors signatory hereto (the "Third Party Investors," and together with the Noteholders, the "Subscribers").

                             PRELIMINARY STATEMENTS

         A. The Company and its subsidiaries propose to consummate a plan of reorganization (the "Plan") in cases filed under chapter 11 of title 11 of the United States Code (the "Chapter 11 Cases"), on terms and conditions consistent in all material respects with this Agreement, the Silver Point Commitment Letter (defined below) and the Term Sheet (defined below)(the "Restructuring Terms").

         B. Contemporaneously with the execution of this Agreement, Silver Point Finance, LLC ("Silver Point") and the Company have entered into a letter agreement pursuant to which Silver Point has committed to provide a $305,000,000 debtor-in-possession and exit financing (the "DIP/Exit Facility") to the Company (the "Silverpoint Commitment Letter").

         C. Under the terms and upon the effective date of the Plan, (i) existing classes of equity in the Company and interests therein will be cancelled and the holders thereof will receive the treatment provided for in the Term Sheet, and (ii) the Company's 10% Senior Subordinated Notes due 2009 (the "Subordinated Notes") will be cancelled and the Company will, in exchange therefor, issue shares of common stock (the "Common Stock"). The holders of the Subordinated Notes will have the right to subscribe for shares of convertible preferred stock of the reorganized Company (the "Preferred Shares") having the rights and preferences set forth in the Term Sheet attached hereto as Exhibit A (the "Term Sheet"). The Subscribers believe that the MLO earn-out contract claims under the Interest Purchase Agreement among the Company, Johnson Mining Inc., The Cary Mining Company Inc., Michigan Minerals Associates, Inc, and Michigan Limestone Operations Limited Partnership, dated April 14, 2000 (the "MLO Contract"), should be rejected, provided that the Company will retain its ability to seek assumption of such claims either through the Plan or by assumption motion and, provided, further that the Requisite Subscribers (defined below) may terminate this Agreement if they do not approve such assumption.

         D. Under the terms of the Plan, the Company will implement, among other things, an offering (the "Offering") registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to which the Company will extend to holders of the Subordinated Notes and the Third Party Investors the right to purchase Preferred Shares for an aggregate purchase price of $80 million.

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         E.       The Noteholders hold the principal amount of Subordinated
Notes set forth opposite their respective names on the signature pages to this Agreement, which represents 40.3% of the aggregate amount of Subordinated Notes outstanding.

         F. The proceeds from the issuance of the Preferred Shares will be used to fund the redemption of the Company's outstanding Senior Secured Notes due 2008 (the "Senior Notes") pursuant to the Plan as set forth in this Agreement, the Term Sheet and the Silver Point Commitment Letter.

                             STATEMENT OF AGREEMENT

         In consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1.       Commitments; Purchase Price.

                  (a) Each Noteholder agrees to subscribe for and purchase that number of Preferred Shares having an aggregate Purchase Price (defined below) equal to such Noteholder's pro rata share of the total number of Preferred Shares issuable pursuant to the Offering based on such Noteholders respective beneficial ownership of the total amount of outstanding Subordinated Notes (the "Basic Commitment Amount"). In addition, each Noteholder and each Third Party Investor agrees to subscribe for and purchase (the "Standby Commitment") Preferred Shares issuable pursuant to the Offering that are not subscribed for and purchased by holders of the Subordinated Notes other than the Noteholders ("Unsubscribed Shares") having an aggregate Purchase Price (the "Standby Commitment Amount") determined as follows: (i) each Noteholder's Standby Commitment shall equal up to that number of Unsubscribed Shares having an aggregate Purchase Price equal to the difference between (x) such Noteholder's Commitment Amount set forth opposite its name on the signature page of this Agreement and (y) such Noteholder's Basic Commitment Amount; and (ii) each Third-Party Investor's Standby Commitment shall equal up to that number of Unsubscribed Shares having an aggregate Purchase Price equal to such Third-Party Investor's Commitment Amount set forth opposite its name on the signature page of this Agreement. If the aggregate Purchase Price of the Unsubscribed Shares is less than the aggregate Standby Commitment Amounts of the Noteholders and Third-Party Investors, the Unsubscribed Shares shall be allocated to the Noteholders and the Third-Party Investors pro rata based upon the amounts of their respective Standby Commitment Amounts. For the avoidance of doubt, in no event shall any Subscriber be obligated to purchase Preferred Shares for an aggregate Purchase Price in excess of such Subscriber's Commitment Amount.

                  (b) The purchase price of the Preferred Shares sold to the Subscribers pursuant to this Agreement shall be at the price and terms offered to the offerees pursuant to the Offering (the "Purchase Price"), provided that the aggregate gross Purchase Price for all Preferred Shares offered and sold to the Subscribers shall not exceed $80 million (unless otherwise agreed to by the Subscribers after good faith negotiations with the Company).

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                  (c)      Use of Proceeds. All proceeds from the issuance and
sale of the Preferred Shares will be applied by the Company to the redemption of the Senior Notes.

         2. Registration of Shares. The offer and sale of the Preferred Shares will be registered under the Securities Act. The Company agrees to promptly seek the approval of the Bankruptcy Court for the Offering and, unless waived by Subscribers representing two-thirds of the aggregate Commitment Amounts pursuant to this Agreement (the "Requisite Subscribers"), to prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement under the Securities Act with respect to the Offering of the Preferred Shares (the "Registration Statement") as soon as practicable after the filing of its petition in the Chapter 11 Cases and to use its best efforts to cause the Registration Statement to become effective as soon as possible thereafter and, in any event, prior to August 23, 2004 (or such other date as may be reasonably requested and agreed by the Requisite Subscribers). The Company will afford the Subscribers and their counsel and financial advisors the opportunity to review and comment on the Registration Statement and any amendments or supplements thereto prior to the filing thereof with the SEC. The terms and conditions of the Offering shall be consistent with the Restructuring Terms, including the deposit of the Purchase Price and stock certificates representing the Preferred Shares in escrow until the Effective Date or termination of the Plan.

         3. Consideration for the Commitments; Satisfaction of the Commitment.

                  (a) In consideration for the Commitments, each Subscriber that is a Noteholder will be entitled to receive a fee, payable in cash on the Effective Date of the Plan, equal to (i) two percent (2%) of its Basic Commitment Amount and (ii) five percent (5%) of its Standby Commitment Amount, which payment shall be deemed to have been earned post-petition.

                  (b) In consideration for the Commitments, each Subscriber that is a Third Party Investor will be entitled to receive a fee, payable in cash on the Effective Date of the Plan, equal to five percent (5%) of such Third Party Investor's Commitment Amount, which payment shall be deemed to have been earned post-petition.

                  (c) The Company shall pay the reasonable fees and out-of-pocket expenses of Jefferies & Company, Inc., the Subscribers' financial advisor, and Stroock & Stroock & Lavan LLP, the Subscribers' legal counsel, concurrently with the purchase of the Preferred Shares by the Subscribers.

                  (d) The Subscribers may, in their sole discretion, satisfy their respective Commitments directly and/or indirectly through one or more of their respective affiliates, separate accounts within their control, or investment funds under their or their respective affiliates' management; provided, however, any such non-Subscriber entities shall be required to make the representations and warranties set forth in Section 5(b) (solely with respect to their satisfaction of the Commitments) to the Company.

         4.       Representations and Warranties.

                  (a) On the date hereof and as of the Effective Date, the Company represents and warrants to the Subscribers as follows:

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                           (i)      The Company is a corporation duly
incorporated, validly existing, and in good standing under the laws of the State of Ohio. The Company is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of any other jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified or to be in good standing would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company. The Company has all requisite corporate power and authority to own, operate, and lease its properties and carry on its businesses as now conducted.

                           (ii)     Each of the subsidiaries of the Company is
duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization. All of the outstanding shares of capital stock of each of the Company's subsidiaries is duly authorized, validly issued, fully paid and nonassessable and all such shares are owned by the Company or another wholly-owned subsidiary of the Company (other than director's qualifying shares).

                           (iii)    The Company has the requisite corporate
power and authority to execute and deliver this Agreement. This Agreement, the Plan, and the consummation and performance by the Company of the transactions contemplated by this Agreement and the Plan have been or will be duly authorized by all requisite corporate action. The Company has duly executed and delivered this Agreement. This Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effectiveness of the Plan and except as the enforceability of this Agreement may otherwise be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement, of creditors' rights generally, public policy and general equitable principles.

                           (iv)     The execution, delivery and performance of
this Agreement and the definitive documents implementing, achieving and relating to the Restructuring Terms (the "Definitive Documents") by the Company and the consummation by the Company of the transactions contemplated hereby and thereby have been or will be as of the Effective Date of the Plan, duly and validly authorized by all necessary corporate action on the part of the Company and all required approvals of the Bankruptcy Court.

                           (v)      The execution and delivery of this Agreement
by the Company does not, and upon the effectiveness of the Plan, the consummation by the Company of the transactions contemplated hereby will not:
(A) conflict with or violate the Certificate of Incorporation, bylaws or other organizational documents of the Company; (B) to the best of the Company's knowledge, conflict with or violate any law, order or agreement applicable to the Company or by which any property or asset of the Company is bound or affected; or (C) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the loss of a benefit under, or give to others any right of purchase or sale, or any right of termination, amendment, acceleration, cancellation of, or result in the creation of a lien on any property or asset of the Company pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, or other instrument or obligation to which the Company is a party or by which the Company or any property or asset of the Company is bound or affected, except, in the case of clauses (B) and (C), for any such

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conflicts, violations, breaches, defaults, events, losses, payments, cancellations, encumbrances, or other occurrences that would not, individually or in the aggregate, have material adverse effect to the Company's operations.

                           (vi)     Except for the failure to pay interest when
due on the Subordinated Notes and defaults under certain of its other indebtedness, to the best of the Company's knowledge, the Company is not in conflict with, or in default or violation of, any law, order, or agreement applicable to the Company or by which any property or asset of the Company is bound or affected, except for such conflicts, defaults, or violations that are not, individually or in the aggregate, material to the Company.

                           (vii)    No representation or warranty of the Company
contained in this Agreement, and no statement relating to the Company contained in any other document, certificate or other instrument delivered or to be delivered by or on behalf of the Company pursuant to this Agreement, the Restructuring Terms or the Plan contains any untrue statement of a material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

                  (b) Each Subscriber represents and warrants to the Company solely with respect to itself as follows:

                           (i)      Such Subscriber is duly organized, validly
existing, and in good standing under the laws of the state of its organization.

                           (ii)     Such Subscriber has all requisite power and
authority to execute and deliver this Agreement, and all requisite power, authority and financial ability to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all requisite action of such Subscriber. Such Subscriber has duly executed and delivered this Agreement. This Agreement is valid and legally binding obligation of such Subscriber, enforceable against the Subscriber in accordance with its terms, except that the enforceability of this Agreement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally, public policy and general equitable principles.

                           (iii)    The execution and delivery of this Agreement
by such Subscriber does not, and the consummation by such Subscriber of the transactions contemplated hereby will not, (A) conflict with or violate the applicable organizational documents of such Subscriber; (B) conflict with or violate any law, order or agreement applicable to such Subscriber; or (C) result in a breach of any contract, agreement or instrument by which such Subscriber is bound, except in the case of clauses (B) and (C) for any such conflicts, violations, breaches, defaults, events, losses, payments, cancellations, encumbrances, or other occurrences that are not, individually or in the aggregate, material to such Noteholder.

         5.       Additional Covenants.

                  (a) DIP/Exit Facility. The Company shall (i) continue its negotiation of the DIP/Exit Facility with Silver Point in ongoing consultation with the Subscribers, (ii) shall

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execute definitive agreements regarding the DIP/Exit Facility not inconsistent with the Silver Point Commitment Letter and otherwise acceptable in form and substance to the Subscribers (the "Definitive DIP/Exit Documents") and (iii) shall comply with all covenants under the Definitive DIP/Exit Documents as in effect on the date of the final DIP/Exit order.

                  (b) No Solicitation. Without the prior written consent of the Requisite Subscribers, the Company shall not, directly or indirectly, through an officer, director, employee, representative or agent of the Company or its affiliates, and shall not permit any such officer, director, employee, representative or agent to seek, solicit, encourage or initiate (including by way of furnishing information, except to the extent the Company is advised by its counsel that it is required to do so to comply with its fiduciary duties) any inquiries or proposals regarding, or participate in negotiations or discussions concerning, any plan, proposal or offer of reorganization, restructuring or alternative financing other than the Plan or the Restructuring Terms (any of the foregoing inquiries or proposals being referred to herein as an "Alternative Proposal"), provided, however, that the Company may continue to engage in its ongoing negotiation of the Silver Point Commitment Letter in accordance with subsection (a) of this Section. Nothing in this Section shall prevent the Company, its affiliates and their respective officers and directors from taking any action in connection with an Alternative Proposal to the extent required to comply with its fiduciary obligations as set forth in Section 17 of this Agreement or the Bankruptcy Code.

                  (c) The Company shall promptly notify the Subscribers upon the receipt of any Alternative Proposal, any modification of or amendment to any Alternative Proposal, or of any request for non-public information relating to the Company in connection with an Alternative Proposal by any person or entity that informs the Board that it is considering making, or has made, an Alternative Proposal. Such notice to the Subscribers shall be made orally and in writing, and shall indicate the identity of the person making the Alternative Proposal or intending to make an Alternative Proposal or requesting non-public information, the terms of any such Alternative Proposal or modification or amendment to an Alternative Proposal, and whether the Company is providing or intends to provide access to such non-public information. The Company shall also notify the Subscribers if it enters into negotiations concerning an Alternative Proposal.

                  (d) Except pursuant to court order, the Company shall not enter into a definitive agreement with respect to an Alternative Proposal (i) without the prior written consent, in their sole discretion, of the Requisite Subscribers or (ii) unless this Agreement has been terminated in accordance with
Section 7 of this Agreement.

                  (e) The Company hereby covenants that it will promptly deliver to the Subscribers, and each Subscriber hereby covenants that it will promptly deliver to the Company and any other unaffiliated Subscriber, written notice of any matter, event or development that would (i) render any representation or warranty made by it herein inaccurate or incomplete in any respect or (ii) constitute or result in a breach by it of, or a failure by it to comply with, any covenant herein.

                  (f) The Company shall furnish the Subscribers with copies of all notices, documents and other deliveries that the Company furnishes to Silver Point pursuant to the terms

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of the Silver Point Commitment Letter and the definitive agreements relating to the DIP/Exit Facility. In addition, the Company will furnish the Subscribers with such information regarding itself and its subsidiaries as the Subscribers may reasonably request.

                  (g) The parties agree that in the event the Company seeks the assumption of the MLO Contract either through the Plan or by assumption motion, then the Requisite Subscribers may terminate the Agreement pursuant to
Section 7(a) hereof in the event they do not provide their prior written consent to such assumption.

         6.       Conditions Precedent.

                  (a) The obligation of each Subscriber to perform its obligations hereunder shall be subject to the following conditions which can be waived only by the Requisite Subscribers:

                           (i)      the fees and expenses referred to in Section
3(c) hereof shall have been paid in full;

                           (ii)     the Company shall continue its negotiation
of the DIP/Exit Facility with Silver Point and shall execute the Definitive DIP/Exit Documents consistent in all material respects with the Silver Point Commitment Letter and otherwise acceptable in form and substance to the Subscribers;

                           (iii)    the Plan, containing terms and conditions
consistent in all material respects with the Restructuring Terms, including the DIP/Exit Facility, and otherwise containing terms and conditions reasonably satisfactory to the Subscribers, shall have been confirmed by the Bankruptcy Court;

                           (iv)     all general unsecured claims (other than the
MLO Contract claim, unless the Requisite Subscribers agree that such claim may be assumed pursuant to Section 5(g) hereof) will pass through bankruptcy as unimpaired claims;

                           (v)      the order of the Bankruptcy Court confirming
the Plan (the "Confirmation Order") shall be reasonably acceptable in form and substance to the Subscribers, shall have been entered by the Bankruptcy Court, and shall be a final order;

                           (vi)     the Plan shall be consummated on terms
consistent in all material respects with the Restructuring Terms, the disclosure statement, plan supplement documents and the Definitive Documents shall be in form and substance reasonably satisfactory to the Subscribers, and any modifications to the Plan or the Restructuring Terms on or after the date hereof shall be in form and substance reasonably acceptable to the Subscribers;

                           (vii)    the representations and warranties of the
Company contained herein shall be true and correct in all material respects on and as of the date hereof and the Effective Date, with the same force and effect as though made on and as of such date, except to the extent that any representation or warranty is made as of a specified date, in which case such representation or warranty shall be true and correct as of such specified date, and the Company shall have performed or complied with, in all material respects, its covenants required to be

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performed or complied with under this Agreement (and the Company shall have delivered to the Subscribers a certificate signed by an authorized executive to the effect that each of the conditions specified in this subsection (a)(vi) is satisfied in all respects);

                           (viii)   if applicable, any applicable waiting period
under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated early;

                           (ix)     100% of the Preferred Shares are issued and
sold pursuant to the Offering, this Agreement and the Term Sheet;

                           (x)      the Registration Statement, if filed, shall
have become effective and the issuance of the Preferred Shares issuable pursuant to the Offering and the shares of Common Stock issuable upon conversion thereof shall have been duly registered under the Securities Act;

                           (xi)     the issuance of the shares of Common Stock
to the holders of the Subordinated Notes in respect of the cancellation thereof in accordance with the Plan shall be exempt from the registration requirements of the Securities Act by virtue of Section 1145 of the Bankruptcy Code; and

                           (xii)    the Company shall have entered into
customary registration rights agreement with any Subscribers or other persons who may be deemed to be underwriters providing demand and piggy-back registration rights, subject to customary restrictions, and a stockholders agreement reasonably satisfactory in form and substance to the Requisite Subscribers.

                  (b) The obligation of the Company to perform its obligations hereunder shall be subject to the following conditions:

                           (i)      the Bankruptcy Court shall have entered an
order authorizing the Company to file the Registration Statement;

                           (ii)     the Plan, in a form consistent in all
material respects with the Restructuring Terms, shall have been confirmed by the Bankruptcy Court;

                           (iii)    the Confirmation Order shall have been
entered by the Bankruptcy Court, and shall be a final order;

                           (iv)     the representations and warranties of the
Subscribers contained herein shall be true and correct in all material respects on and as of the date hereof and the Effective Date, with the same force and effect as though made on and as of such date, except to the extent that any representation or warranty is made as of a specified date, in which case such representation or warranty shall be true and correct as of such specified date, and the Subscribers shall have performed or complied with, in all material respects, their covenants required to be performed or complied with under this Agreement; and

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                           (v)      if applicable, any applicable waiting period
under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated early.

         7.       Termination.

                  (a) The Requisite Committed Noteholders shall be entitled to terminate this Agreement and their obligations hereunder by giving two (2) business days' written notice thereof to the Company in the event (i) the Company materially breaches this Agreement, (ii) satisfaction of the conditions set forth in Section 6(a) does not occur, (iii) a default or an event of default occurs under the Definitive DIP/Exit Documents or the Silver Point Commitment Letter or the Definitive DIP/Exit Facility is otherwise terminated, (iv) the Company or its affiliates or their respective officers, directors, employees, representatives or agents shall seek, solicit, encourage or initiate (including, except as provided in Section 5(b) above, by way of furnishing information) any inquiries or proposals regarding, or participate in negotiations or discussions concerning any Alternative Proposal, (v) the Company shall enter into a definitive agreement with respect to an Alternative Proposal without the prior written consent, in their sole discretion, of the Requisite Subscribers, (vi) the Company seeks the assumption of the MLO Contract either through the Plan or by assumption motion without the prior written consent of the Requisite Subscribers, or (vii) the Restructuring Transaction is not completed by August 31, 2004 (each, a "Termination Event").

                  (b) Within the two (2) business days' notice period, each Termination Event may be (i) cured, if curable, by the Company or (ii) waived by the written agreement of the Requisite Subscribers.

                  (c) If a Termination Event occurs which is not cured or waived in accordance with subsection (b) above and written notice of termination is provided as specified in herein, this Agreement shall terminate and, except for rights of the Subscribers under Section 16, which shall survive such termination, no party hereto shall have any continuing liability or obligation to pay any other party hereunder; provided however, that the Company and the Subscribers shall have all of the rights and remedies available under applicable law, including under this Agreement, and no such termination shall relieve the Subscribers or the Company or any of their subsidiaries from liability for breach or non-performance of their respective obligations hereunder prior to the date of such termination, and provided further, that if (X) the Subscribers terminate this Agreement pursuant to subsection (a)(v) of this Section or (Y) this Agreement is terminated or rejected by the Company for any reason other than the material breach by the Subscribers and prior to such termination an Alternative Proposal has been pending or made which Alternative Proposal is entered into or consummated prior to the Effective Date, then the Subscribers will be entitled to receive from the Company a payment of the fees payable in cash to Subscribers pursuant to Sections 3(a) and 3(b) hereof, which payment shall be deemed to have been earned post-petition, and shall be made concurrently with the effectiveness of any plan of reorganization.

                  (d) The Company may terminate or reject this Agreement if the Subscribers materially breach this Agreement or, prior to entering into an agreement regarding an Alternative Proposal, provided that (i) the Board of Directors of the Company has determined in good faith

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(based on the advice of its financial advisor and counsel) that the failure to take such action would be inconsistent with its fiduciary obligations set forth in Section 17 of this Agreement or under the Bankruptcy Code, (ii) the Company has given the Subscribers two (2) business days' advance oral and written notice of the Company's intention to enter into such an agreement and (iii) the Subscribers will be entitled to receive the fees payable pursuant to subsection
(c) above.

         8. Amendments; Release. This Agreement may not be modified, amended or supplemented except in a writing signed by the Company and the Requisite Subscribers. Following the amendment of this Agreement, any Subscriber that did not consent to such amendment shall be released from this Agreement and will thenceforth have no further rights or obligations hereunder (other than for liability arising from any breach hereof prior to such release).

         9. GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISIONS WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY LEGAL ACTION, SUIT OR PROCEEDING AGAINST IT WITH RESPECT TO ANY MATTER UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT RENDERED IN ANY SUCH ACTION, SUIT OR PROCEEDING, MAY BE BROUGHT IN ANY FEDERAL OR STATE COURT IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HEREBY IRREVOCABLY ACCEPTS AND SUBMITS ITSELF TO THE NONEXCLUSIVE JURISDICTION OF EACH SUCH COURT, GENERALLY AND UNCONDITIONALLY, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING. NOTWITHSTANDING THE FOREGOING CONSENT TO JURISDICTION, UPON THE COMMENCEMENT OF THE CHAPTER 11 CASES, EACH OF THE PARTIES AGREES THAT THE BANKRUPTCY COURT SHALL HAVE EXCLUSIVE JURISDICTION WITH RESPECT TO ANY MATTER UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

         10. Headings. The headings of the Sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

         11. Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, administrators and representatives. The invalidity or unenforceability at any time of any provision hereof shall not affect or diminish in any way the continuing validity and enforceability of the remaining provisions hereof.

         12. No Third-Party Beneficiaries. Unless expressly stated herein, this Agreement shall be solely for the benefit of the parties hereto and no other person or entity shall be a third party beneficiary hereof.

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         13.      Prior Negotiations; Entire Agreement. This Agreement
constitutes the entire agreement of the parties and supersedes all prior negotiations with respect to the subject matter hereof, except that the parties hereto acknowledge that any confidentiality agreements heretofore executed among the parties shall continue in full force and effect.

         14. Counterparts; Facsimile Signatures. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         15. Notices. All notices and other communications under this Agreement shall be in writing, sent contemporaneously to all of the parties hereto, and deemed given when delivered by hand or by facsimile during standard business hours (from 8:00 a.m. to 6:00 p.m.) at the place of receipt at the addresses and facsimile numbers set forth below, with a copy to each person identified thereon, provided that notices to the Subscribers shall be delivered at the addresses and facsimile numbers set forth below such Subscriber's signature pages hereto, with a copy to:

                  Stroock & Stroock & Lavan LLP
                  180 Maiden Lane
                  New York, New York 10038
                  Phone: (212) 806-5400
                  Fax: (212) 806-6006
                  Attention: Wendell Adair and Christopher Donoho

         If to the Company:

                  Oglebay Norton Company
                  North Point Tower
                  1001 Lakeside Avenue
                  Cleveland, Ohio 44114-1151
                  Phone: (216) 861-3300
                  Fax: (216) 861-2863
                  Attention: Chief Financial Officer

         With a copy to:

                  Jones, Day, Reavis & Pogue
                  North Point
                  901 Lakeside Avenue
                  Cleveland, Ohio 44114
                  Phone: (216) 586-3939
                  Fax: (216) 579-0212
                  Attention: David G. Heiman

         16. Survival. Notwithstanding the termination of this Agreement pursuant to Section 7, the agreements and obligations of the parties in Sections 9, 11, 12, and 13 shall survive such termination and shall continue in full force and effect for the benefit of the Noteholders in accordance with the terms hereof.

         17. Fiduciary Duties. Notwithstanding anything to the contrary herein, nothing in this Agreement shall be construed so as to limit (a) the Company or any directors or officers of the Company from exercising, in such person's sole discretion, its fiduciary duties arising from such person's capacity as an officer or director of the Company under applicable law and the Bankruptcy Code, and the exercise, in such person's sole discretion, of such fiduciary duties shall under no circumstances be deemed to constitute a breach of the terms of this Agreement, or (b) any Noteholder or representative of a Noteholder that becomes a member of a statutory committee established in the Chapter 11 Cases, pursuant to Section 1102 of the Bankruptcy Code, to from exercising in its sole discretion, its fiduciary duties arising from such person's capacity as a statutory committee member, and the exercise, in the sole discretion of such Noteholder or representative thereof, of such fiduciary duties shall under no circumstances be deemed to constitute a breach of the terms of this Agreement (but such service on the statutory committee shall not otherwise affect the continuing validity or enforceability of this Agreement with respect to such statutory committee member in its individual capacity).

                                     * * * *

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Commitment Agreement to be executed as of the date first written above.

OGLEBAY NORTON COMPANY

By: /s/ Julie Boland
    ---------------------------------------
Name: Julie Boland
Title: Vice President, Chief Financial
Officer, and Treasurer

NOTEHOLDERS:

SUBSCRIBERS

AIRLIE OPPORTUNITY FUND, L.P.

By: /s/ Adam Goodfriend                        Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: Adam Goodfriend                          $3,705,000
Title: Managing Director

Address:                                       Commitment Amount:
c/o Airlie Opportunity Fund, L.P.              $7,410,000
115 East Putnam Avenue
Greenwich, CT 06830                            Commitment Fee:
Fax: (203) 661-0479                            $281,580

AIRLIE OPPORTUNITY FUND CAYMAN, LTD

By: /s/ Adam Goodfriend                        Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: Adam Goodfriend                          $1,045,000
Title: Managing Director

Address:                                       Commitment Amount:
c/o Airlie Opportunity Fund Cayman, LTD        $2,090,000
115 East Putnam Avenue
Greenwich, CT 06830                            Commitment Fee:
Fax: (203) 661-0479                            $79,420

ROBERT T. CLUTTERBUCK TRUST

By: /s/ Robert T. Clutterbuck                  Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: Robert T. Clutterbuck                    $655,000
Title: Trustee

Address:                                       Commitment Amount:
Kensington Oval                                $524,000
Rocky River, OH 44116
Fax: (440) 356-5259                            Commitment Fee:
                                               $10,480

THOMAS G. BERLIN

/s/ Thomas G. Berlin                           Principal Amount of Subordinated Notes
-------------------------------------------    Beneficially Owned:
                                               $7,120,000
Address:
23811 Chagrin Blvd. 275
Beachwood, OH 44122                            Commitment Amount:
Fax: (216) 514-3344                            $10,202,000

                                               Commitment Fee:
                                               $339,120

STIFEL NICOLAUS & COMPANY, INCORPORATED

By: /s/ Ronald J. Kruszewski                   Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: Ronald J. Kruszewski                     $655,000
Title: Chairman and Chief Executive Officer

Address:                                       Commitment Amount:
501 N. Broadway                                $524,000
St. Louis, MO 63102
Fax: (314) 342-2115                            Commitment Fee:
                                               $10,480

CHRISTOPHER R. SIEGEL

By: /s/ Christopher R. Siegel                  Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
                                               $300,000

Address:                                       Commitment Amount:
c/o Ingalls & Snyder LLC                       $740,000
61 Broadway
New York, NY 10006
Fax: (212) 269-4177                            Commitment Fee:
                                               $29,800

H. SHEPPARD BOONE

By: /s/ H. Sheppard Boone                      Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
                                               $400,000
Address:
c/o Ingalls & Snyder LLC                       Commitment Amount:
61 Broadway                                    $820,000
New York, NY 10006
Fax: (212) 269-4177                            Commitment Fee:
                                               $31,400

NEIL JANOVIC

By: /s/ Neil Janovic                           Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
                                               $400,000
Address:
c/o Ingalls & Snyder LLC
61 Broadway                                    Commitment Amount:
New York, NY 10006                             $320,000
Fax: (212) 269-4177
                                               Commitment Fee:
                                               $6,400

ADAM JANOVIC

By: /s/ Adam Janovic                           Principal Amount of Subordinated  Notes
    ---------------------------------------    Beneficially Owned:
                                               $150,000
Address:
c/o Ingalls & Snyder LLC                       Commitment Amount:
61 Broadway                                    $120,000
New York, NY 10006
Fax: (212) 269-4177                            Commitment Fee:
                                               $2,400

THOMAS BOUCHER

By: /s/  Thomas Boucher                        Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
                                               $10,000
Address:
c/o Ingalls & Snyder LLC                       Commitment Amount:
61 Broadway                                    $540,000
New York, NY 10006
Fax: (212) 269-4177                            Commitment Fee:
                                               $26,760

THOMAS DITOSTO

By: /s/  Thomas DiTosto                        Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
                                               $320,000
Address:
c/o Ingalls & Snyder LLC
61 Broadway                                    Commitment Amount:
New York, NY 10006                             $755,000
Fax: (212) 269-4177
                                               Commitment Fee:
                                               $30,070

CONNECTICUT GENERAL LIFE INSURANCE

By: /s/  Leon Meyers                           Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: Leon Meyers                              $2,000,000
Title: Senior Vice President

Address:                                       Commitment Amount:
c/o Ingalls & Snyder LLC                       $1,600,000
61 Broadway
New York, NY 10006                             Commitment Fee:
Fax: (212) 269-4177                            $32,000

EVAN JANOVIC

By: /s/  Evan Janovic                          Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
                                               $300,000
Address:
c/o Ingalls & Snyder LLC
61 Broadway                                    Commitment Amount:
New York, NY 10006                             $240,000
Fax: (212) 269-4177
                                               Commitment Fee:
                                               $4,800

ROBERT ALTMAN

By: /s/ Ronald Altman                          Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
                                               $500,000
Address:
c/o Ingalls & Snyder LLC
61 Broadway                                    Commitment Amount:
New York, NY 10006                             $400,000
Fax: (212) 269-4177
                                               Commitment Fee:
                                               $8,000

JOHN DOUGHERTY

By: /s/ John Dougherty                         Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
                                               $1,000,000
Address:
c/o Ingalls & Snyder LLC
61 Broadway                                    Commitment Amount:
New York, NY 10006                             $1,800,000
Fax: (212) 269-4177
                                               Commitment Fee:
                                               $66,000

RAMER 1990 LIVING TRUST

By: /s/ Lawrence Ramer                         Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: Lawrence Ramer                           $200,000
Title: Trustee

Address:                                       Commitment Amount:
c/o Ingalls & Snyder LLC                       $160,000
61 Broadway
New York, NY 10006                             Commitment Fee:
Fax: (212) 269-4177                            $3,000

INGALLS & SNYDER VALUE PART. L.C.

By: /s/ Thomas Boucher                         Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: Thomas Boucher                           $8,700,000
Title: General Partner

Address:                                       Commitment Amount:
c/o Ingalls & Snyder LLC                       $19,663,000
61 Broadway
New York, NY 10006                             Commitment Fee:
Fax: (212) 269-4177                            $774,350

SHANNAH FERGUSON

By: /s/ Shannah Ferguson                       Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
                                               $620,000
Address:
c/o Ingalls & Snyder LLC
61 Broadway                                    Commitment Amount:
New York, NY 10006                             $496,000
Fax: (212) 269-4177
                                               Commitment Fee:
                                               $9,920

THERESA M. FOOTE

By: /s/ Theresa M. Foote                       Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
                                               $400,000
Address:
c/o Ingalls & Snyder LLC
61 Broadway                                    Commitment Amount:
New York, NY 10006                             $320,000
Fax: (212) 269-4177
                                               Commitment Fee:
                                               $6,400

KENNETH J. FOOTE IRA

By: /s/ Kenneth J. Foote                       Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: Kenneth J. Foote                         $100,000

Address:
c/o Ingalls & Snyder LLC                       Commitment Amount:
61 Broadway                                    $80,000
New York, NY 10006
Fax: (212) 269-4177                            Commitment Fee:
                                               $1,600

WILLIAM ROBERT THOMAS TRUST

By: /s/  Shirley A. Foote                      Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: Shirley A. Foote                         $150,000
Title: Trustee

Address:                                       Commitment Amount:
c/o Ingalls & Snyder LLC                       $120,000
61 Broadway
New York, NY 10006                             Commitment Fee:
Fax: (212) 269-4177                            $2,400

ABIGAIL FOOTE THOMAS TRUST

By: /s/ Shirley A. Foote                       Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: Shirley A. Foote                         $200,000
Title: Trustee

Address:                                       Commitment Amount:
c/o Ingalls & Snyder LLC                       $160,000
61 Broadway
New York, NY 10006                             Commitment Fee:
Fax: (212) 269-4177                            $3,200

LYNN FOOTE

By: /s/ Lynn Foote                             Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
                                               $100,000
Address:
c/o Ingalls & Snyder LLC
61 Broadway                                    Commitment Amount:
New York, NY 10006                             $500,000
Fax: (212) 269-4177
                                               Commitment Fee:
                                               $22,600

STEADFAST LLC

By: /s/ Steven M. Foote                        Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: Steven M. Foote                          $100,000
Title: Manager

Address:                                       Commitment Amount:
c/o Ingalls & Snyder LLC                       $80,000
61 Broadway
New York, NY 10006                             Commitment Fee:
Fax: (212) 269-4177                            $1,600

BLYTHEFIELD FARMS LLC

By: /s/ Kenneth J. Foote                       Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: Kenneth J. Foote                         $100,000
Title: Manager

Address:                                       Commitment Amount:
c/o Ingalls & Snyder LLC                       $80,000
61 Broadway
New York, NY 10006                             Commitment Fee:
Fax: (212) 269-4177                            $1,600

RICHARD GROENENDYKE

By: /s/ Richard Groenendyke                    Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
                                               $120,000
Address:
c/o Ingalls & Snyder LLC
61 Broadway                                    Commitment Amount:
New York, NY 10006                             $96,000
Fax: (212) 269-4177
                                               Commitment Fee:
                                               $1,920

HERITAGE MARK FOUNDATION

By: /s/ Kenneth J. Foote                       Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: Kenneth J. Foote                         $2,300,000
Title: Trustee

Address:                                       Commitment Amount:
c/o Ingalls & Snyder LLC                       $1,840,000
61 Broadway
New York, NY 10006                             Commitment Fee:
Fax: (212) 269-4177                            $36,800

BRADFORD SHINGLETON TRUST

By: /s/ Brad Shingleton                        Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: Brad Shingleton                          $175,000
Title: Trustee

Address:                                       Commitment Amount:
c/o Ingalls & Snyder LLC                       $140,000
61 Broadway
New York, NY 10006                             Commitment Fee:
Fax: (212) 269-4177                            $2,800

ELIZABETH A. SHINGLETON TRUST

By: /s/ Shirley A. Foote                       Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: Shirley A. Foote                         $100,000
Title: Trustee

Address:                                       Commitment Amount:
c/o Ingalls & Snyder LLC                       $80,000
61 Broadway
New York, NY 10006                             Commitment Fee:
Fax: (212) 269-4177                            $1,600

JENNIFER C. SHINGLETON TRUST

By: /s/ Shirley A. Foote                       Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: Shirley A. Foote                         $100,000
Title: Trustee

Address:                                       Commitment Amount:
c/o Ingalls & Snyder LLC                       $80,000
61 Broadway
New York, NY 10006                             Commitment Fee:
Fax: (212) 269-4177                            $1,600

REBECCA M. SHINGLETON TRUST

By: /s/ Shirley A. Foote                       Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: Shirley A. Foote                         $75,000
Title: Trustee

Address:                                       Commitment Amount:
c/o Ingalls & Snyder LLC                       $60,000
61 Broadway
New York, NY 10006                             Commitment Fee:
Fax: (212) 269-4177                            $1,200

BRAD SHINGLETON

By: /s/ Brad Shingleton                        Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
                                               $150,000
Address:
c/o Ingalls & Snyder LLC
61 Broadway                                    Commitment Amount:
New York, NY 10006                             $120,000
Fax: (212) 269-4177
                                               Commitment Fee:
                                               $2,400

DAVID SHULDINER

By: /s/ David Shuldiner                        Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
                                               $75,000
Address:
c/o Ingalls & Snyder LLC
61 Broadway                                    Commitment Amount:
New York, NY 10006                             $60,000
Fax: (212) 269-4177
                                               Commitment Fee:
                                               $1,200

KENNETH P. SINGLETON

By: /s/ Kenneth P. Singleton                   Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
                                               $100,000
Address:
c/o Ingalls & Snyder LLC
61 Broadway                                    Commitment Amount:
New York, NY 10006                             $80,000
Fax: (212) 269-4177
                                               Commitment Fee:
                                               $1,600

CFG TRUST

By: /s/ Cheryl F. Groenendyke                  Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: Cheryl F. Groenendyke                    $250,000
Title: Trustee

Address:                                       Commitment Amount:
c/o Ingalls & Snyder LLC                       $200,000
61 Broadway
New York, NY 10006                             Commitment Fee:
Fax: (212) 269-4177                            $4,000

MARTIN L. SOLOMON

By: /s/ Martin L. Solomon                      Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
                                               $150,000
Address:
c/o Ingalls & Snyder LLC
61 Broadway                                    Commitment Amount:
New York, NY 10006                             $1,000,000
Fax: (212) 269-4177
                                               Commitment Fee:
                                               $46,400

WCI STEEL, INC. DEFINED PENSION BENEFIT PLAN
BY: BANC ONE HIGH YIELD PARTNERS, LLC

By: /s/ James P. Shanahan, Jr.                 Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: James P. Shanahan, Jr.                   $100,000
Title: Manager

Address:                                       Commitment Amount
c/o Banc One High Yield Partners, LLC          $80,000
8044 Montgomery Rd.
Suite 555                                      Commitment Fee:
Cincinnati, OH 45236                           $1,600
Fax: (513) 985-3217

LEGACY AGGRESSIVE HIGH YIELD FUND
BY: BANC ONE HIGH YIELD PARTNERS, LLC

By: /s/ James P. Shanahan, Jr.                 Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: James P. Shanahan, Jr.                   $150,000
Title: Managing Director/General Counsel

Address:                                       Commitment Amount:
c/o Banc One High Yield Partners, LLC          $120,000
8044 Montgomery Rd.
Suite 555                                      Commitment Fee:
Cincinnati, OH 45236                           $2,400
Fax: (513) 985-3217

SOUTHERN UTE PERMANENT FUND
BY: BANC ONE HIGH YIELD PARTNERS, LLC

By: /s/ James P. Shanahan, Jr.                 Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: James P. Shanahan, Jr.                   $151,000
Title: Manager

Address:                                       Commitment Amount:
c/o Banc One High Yield Partners, LLC          $120,800
8044 Montgomery Rd.
Suite 555                                      Commitment Fee:
Cincinnati, OH 45236                           $2,416
Fax: (513) 985-3217

SOUTHERN UTE GROWTH FUND
BY: BANC ONE HIGH YIELD PARTNERS, LLC

By: /s/ James P. Shanahan, Jr.                 Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: James P. Shanahan, Jr.                   $90,000
Title: Manager

Address:                                       Commitment Amount:
c/o Banc One High Yield Partners, LLC          $72,000
8044 Montgomery Rd.
Suite 555                                      Commitment Fee:
Cincinnati, OH 45236                           $1,440
Fax: (513) 985-3217

PACHOLDER HIGH YIELD FUND, INC.
BY: BANC ONE HIGH YIELD PARTNERS, LLC

By: /s/ James P. Shanahan, Jr.                 Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: James P. Shanahan, Jr.                   $2,250,000
Title: Secretary

Address:                                       Commitment Amount:
c/o Banc One High Yield Partners, LLC          $2,500,000
8044 Montgomery Rd.
Suite 555                                      Commitment Fee:
Cincinnati, OH 45236                           $71,000
Fax: (513) 985-3217

ONE GROUP INCOME BOND FUND
BY: BANC ONE HIGH YIELD PARTNERS, LLC

By: /s/ James P. Shanahan, Jr.                 Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: James P. Shanahan, Jr.                   $500,000
Title: Manager

Address:                                       Commitment Amount:
c/o Banc One High Yield Partners, LLC          $400,000
8044 Montgomery Rd.
Suite 555                                      Commitment Fee:
Cincinnati, OH 45236                           $8,000
Fax: (513)-985-3217

ONE GROUP HIGH YIELD BOND FUND
BY: BANC ONE HIGH YIELD PARTNERS, LLC

By: /s/ James P. Shanahan, Jr.                 Principal Amount of Subordinated Notes
    ---------------------------------------    Beneficially Owned:
Name: James P. Shanahan, Jr.                   $4,250,000
Title: Manager

Address:                                       Commitment Amount:
c/o Banc One High Yield Partners, LLC          $6,207,200
8044 Montgomery Rd.
Suite 555                                      Commitment Fee
Cincinnati, OH 45236                           $208,360
Fax: (513)-985-3217

THIRD PARTY INVESTORS

JOHN STEIN

By: /s/ John Stein                             Commitment Amount:
    ---------------------------------------    $1,000,000

Address:
507 Carew Tower                                Commitment Fee:
Cincinnati, OH 45202                           $50,000
Fax: (513)-241-1026

STEVEN N. STEIN

By: /s/ Steven N. Stein                        Commitment Amount:
    ---------------------------------------    $1,000,000

Address:
507 Carew Tower                                Commitment Fee:
Cincinnati, OH 45202                           $50,000
Fax: (513) 241-1026

ROBERT L. GIPSON

By: /s/ Robert L. Gipson                       Commitment Amount:
    ---------------------------------------    $3,000,000

Address:
c/o Ingalls & Snyder LLC                       Commitment Fee:
61 Broadway                                    $150,000
New York, NY 10006
Fax: (212) 269-4177

THOMAS L. GIPSON

By: /s/ Thomas L. Gipson                       Commitment Amount:
    ---------------------------------------    $3,000,000

Address:
c/o Ingalls & Snyder LLC                       Commitment Fee:
61 Broadway                                    $150,000
New York, NY 10006
Fax: (212) 269-4177

GATOR INVESTMENT COMPANY

By: /s/ Adam Janovic                           Commitment Amount:
    ---------------------------------------    $1,000,000
Name: Adam Janovic
Title: Member
                                               Commitment Fee:
Address:                                       $50,000
c/o Ingalls & Snyder LLC
61 Broadway
New York, NY 10006
Fax: (212) 269-4177

FLEDGLING ASSOCIATES LLC

By: /s/ Edward Stern                           Commitment Amount:
    ---------------------------------------    $5,000,000
Name: Edward Stern
Title: Manager

Address:                                       Commitment Fee:
c/o Ingalls & Snyder LLC                       $250,000
61 Broadway
New York, NY 10006
Fax: (212) 269-4177

NIKOLAOS MONOYIOS

By: /s/  Nikolaos Monoyios                     Commitment Amount:
    ---------------------------------------    $3,000,000

Address:
c/o Ingalls & Snyder LLC                       Commitment Fee:
61 Broadway                                    $150,000
New York, NY 10006
Fax: (212) 269-4177